BUSINESS COMBINATION (Tables)	12 Months Ended
Mar. 31, 2019
EDI
Summary of allocation of the purchase price based on the fair values of the assets acquired and liabilities assumed

Thousands of Yen
Trade accounts receivable	¥27,710
Property and equipment	951
Other intangible assets	10,198
Customer relationships	109,632
Total assets acquired	148,491

Trade accounts payable	20,485
Total liabilities assumed	20,485

Total identified net assets	128,006

Goodwill	127,449
Purchase price	¥255,455